EMPLOYMENT CONTRACT
                               -------------------

THIS  is  made  as  of  9th  day  of  June,  2000.

BETWEEN:

                    FDPO INSURANCE (USA), INC., a corporation incorporated under the laws of Delaware and having a principal place of business at Suite 1005 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8

                    (hereinafter referred to as the "Corporation")

                                                               OF THE FIRST PART

AND:

                    DAN KOVATCH, of 8939 S. Sepulveda Boulevard, Suite 262, Los Angeles, CA 90045

                    (hereinafter referred to as the "Executive")

                                                              OF THE SECOND PART

          WHEREAS the Executive and the Corporation wish to record the terms and conditions upon which the Executive will be employed by the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                               GENERAL DEFINITIONS

1.1 As used in this Agreement, the following words shall have the following meanings respectively:

     (a)  "Base Salary" has the meaning ascribed thereto in Section 4.1 hereof;

     (b)  "Board of Directors" means the Board of Directors of the Corporation;

     (c) "Business" means any business venture involving or being concerned with the placing of insurance;

     (d)  "Cause" has occurred if:

          (i) the Executive fails to substantially perform his duties to the Corporation after thirty (30) days notice of such failure;

          (ii) the Executive engages in serious misconduct in the course of his duties which is injurious to the Corporation or any of its subsidiaries or affiliates;

          (iii)the Executive is convicted with respect to a crime which constitutes a felony offence;

          (iv) in carrying out his duties hereunder, the Executive (i) is wilfully or grossly negligent, or (ii) commits wilful and gross misconduct or, (iii) fails to comply with an instruction or directive from the Board of Directors and which is not cured within fifteen (15) days;

          (v) the Executive breaches a material term of this Agreement and which is not cured within fifteen (15) days;

          (vi) the Executive becomes bankrupt or a receiving order (or any analogous order under any applicable law) is made against the Executive or in the event the Executive makes any general disposition or assignment for the benefit of his creditors;

          (vii)the  Executive  is  diagnosed  as  being   afflicted  by  chronic
               alcoholism or drug addiction; or

          (viii) the occurring of any other circumstance which would entitle the Corporation at law to terminate the Executive's services without notice or payment in lieu of notice;

     (e)  "Commissions" means the commissions payable under Section 4.2 herein.

     (f) "Effective Date" means the effective date of this agreement, being the date first above written;

     (g)  "Parent" means "e-Financial Depot.com, Inc.";

     (h) "person" means an individual body corporate, corporation, partnership, syndicate or other form of unincorporated association, trust, government and its agencies or instrumentalities, entity or group whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

     (i)  "Term" has the meaning ascribed thereto in Section 3.1 hereof;

     (j) "Termination Payment" has the meaning ascribed thereto in Section 5.1(b) hereof; and

     (k) "Total Monthly Compensation" during any year of the Term means one twelfth of the sum of the Base Salary for such year plus one twelfth of the Commissions paid to the Executive in respect of the previous calendar year.

                                    ARTICLE 2
                                    SERVICES

2.1 ENGAGEMENT. The Corporation hereby engages the Executive as General Manager of the Corporation. During the Term the Executive will perform the duties normally associated with the office of General Manager president in accordance with the terms and conditions contained in this Agreement, and the Executive hereby agrees to perform such services.

2.2 In the performance of his duties, the Executive shall comply with applicable corporate legislation and the Corporation's constating documents and provide to the Corporation his services on a full-time basis. The Executive shall faithfully serve the Corporation and use his best efforts to promote the interests of the Corporation during the Term of this Agreement.

2.3 REPORTING. The Executive shall comply with all lawful and reasonable orders given to him by, and shall supply such information and reports as from time to time may be requested of him, to the Board of Directors or any person or committee designated by the Board of Directors.

                                    ARTICLE 3
                                TERM OF AGREEMENT

3.1 TERM. The term of this Agreement (the "Term") shall commence on the Effective Date and shall continue thereafter until terminated as provided herein.

                                    ARTICLE 4
                            REMUNERATION AND BENEFITS

4.1 BASE SALARY. For services rendered by the Executive during the Term, the Executive shall be paid a salary, payable in equal monthly instalments at the end of each month, at an annual rate of $60,000 (the "Base Salary").

4.2 COMMISSION. In addition to the Base Salary the Executive shall be entitled to have control and direction over 20% of the commissions earned on insurance placed by the Corporation in the United States in any one month, said Commissions payable within 15 days of the end of such month to be paid to the Executive and the salespersons of the Corporation in such proportions as the Executive, in his sole discretion shall determine, provided that, in circumstances where the Commissions earned are equal to or greater than 150% of the Base Salary, as calculated monthly, for three consecutive months, the Executive's entitlement hereunder to the Base Salary shall cease and then
Commissions shall form the sole source of the Executive's compensation hereunder.

4.3 TAXES, ETC. All payments made to the Executive in connection with his services hereunder shall be subject to, without limitation, all applicable income and withholding taxes, if any, and other applicable deductions and taxes. If for any reason any amount required to be withheld is not at the Executive's request so withheld, the Executive agrees to reimburse and indemnify the Corporation for any taxes, penalties or costs arising therefrom.

4.4 STOCK OPTIONS. The Executive shall be permitted to participate in a stock option plan established by the Parent for its senior employees.

4.5 OTHER BENEFITS. The Executive shall be permitted to participate in any non-salary benefit plans provided by the Corporation for its executives.

4.6 REIMBURSEMENT OF REASONABLE EXPENSES. The Executive will be reimbursed for all reasonable expenses incurred by him in connection with the conduct of the business of the Corporation. Such expenses shall be reimbursed within thirty (30) days following presentation of sufficient evidence of such expenditures, provided that the expenditures are consistent with the policies and directives of the Board of Directors from time to time.

4.7 VACATION AND HOLIDAYS. The Executive shall be entitled to a number of days paid vacation during each year of the Executive's employment hereunder as is agreed from time to time between the Executive and the Corporation. Such vacation shall be utilized by the Executive at such time or times as do not materially interfere with the ongoing conduct of the Corporation's business and operations.

                                    ARTICLE 5
                            TERMINATION OF EMPLOYMENT

5.1 TERMINATION WITHOUT CAUSE. The Corporation shall be entitled to terminate the Executive's employment at any time without Cause by:

     (a)  giving the Executive twelve (12) months notice; or

     (b) paying the Executive a lump sum amount equal to twelve times the Total Monthly Compensation in respect of the calendar year in which the termination occurs (the "Termination Payment").

5.2 CONSEQUENCES OF TERMINATION WITHOUT CAUSE. In the event of termination of the Executive's employment hereunder without Cause:

     (a) the Executive shall be immediately relieved of all of his responsibilities and authorities as an officer, director and employee of the Corporation and, if applicable, of the Corporation's subsidiaries and affiliates, effective as of the date of termination of the Executive's employment fixed by the Corporation;

     (b) subject as hereinafter provided, for a period of thirty (30) days following the termination of the Executive's employment, the
          Corporation shall continue benefits to the Executive and/or the Executive's family under benefit plans equal to any which would have been provided to the Executive and them if the Executive's employment had not terminated; and

     (c) subject to any required regulatory and shareholder approvals, all of the stock options granted to the Executive by the Parent and outstanding on the date of termination of the Executive's employment shall be governed by the terms of the applicable stock option plan(s) and stock option agreement(s).

5.3 TERMINATION FOR CAUSE. The Corporation shall be entitled to terminate the Executive's employment at any time for Cause without notice and without any payment in lieu of notice. In the event of a termination of the Executive's employment for Cause, the Corporation's obligations hereunder shall immediately cease and terminate and the Executive shall be immediately relieved of all of his responsibilities and authorities as an officer, director and employee of the Corporation and, if applicable, its subsidiaries and affiliates, and in such an event there will be no continued salary payments by the Corporation to the Executive and any rights and benefits of the Executive under any employee benefit plans and programs of the Corporation will immediately terminate in accordance with the terms of such plans and programs.

5.4 EFFECTIVE DATE OF TERMINATION FOR CAUSE. Termination of the Executive's employment for Cause shall be effective upon the date of the notice of termination given to the Executive and the lapse of any applicable cure period without remedy of the matters set out in such notice.

5.5 DISABILITY, ETC. The Executive's employment shall terminate automatically upon written notice from the Corporation in the event of the Executive's absence or inability to render the services required hereunder due to disability, illness, incapacity or otherwise for an aggregate of one hundred eighty (180) days during any twelve (12) month period of the Term. In the event of any such absence or inability, the Executive shall be entitled to receive the compensation provided for herein for the first ninety (90) days thereof, whereafter the Executive shall only be entitled to receive such compensation, if any, as may be determined by the Board of Directors.

5.6 DEATH. In the event of the death of the Executive during the Term of this Agreement, the Executive's salary will be paid to the Executive's spouse through the end of the third month following the month in which the Executive's death occurs. Rights and benefits of the Executive under employee benefit plans and programs of the Corporation will be determined in accordance with the terms and conditions of any such plans and programs.

5.7 OTHER POSITIONS. Upon termination of his employment for any reason whatsoever, the Executive shall, at the request of the Corporation, forthwith execute any and all documents appropriate to evidence resignations from all his positions with the Corporation and its subsidiaries and affiliates. The Executive shall not be entitled to any payments in respect of such resignations in addition to those provided herein.

5.8          TAXES,  ETC.  All  payments  made to the Executive pursuant to this
Article 5 shall be subject to, without limitation, all applicable income and withholding taxes, if any, and other applicable deductions and taxes.

5.9 RELEASE. The Executive agrees that the Termination Payment by the Corporation as provided in this Article, as applicable, shall be a full and final settlement of any and all manner of actions, causes of action, suits, claims and demands whatsoever which he has or may have against the Corporation, its affiliates or subsidiaries, and any of their directors, officers, employees and their successors and assigns with respect to his employment.

5.10 CONFIDENTIALITY OF SETTLEMENT. The Executive agrees that any settlement pursuant to this Article shall remain confidential as between the Executive and the Corporation and shall not be disclosed by the Executive to any person, corporation, group or organization whatsoever with the exception of the Executive and his legal and financial advisors.

                                    ARTICLE 6
                            CONFIDENTIAL INFORMATION

6.1 CONFIDENTIAL INFORMATION. The Executive hereby agrees to maintain in confidence and not to disclose to any person, corporation, group or organization whatsoever, during the Term and after his termination, any information respecting the business affairs, prospects, operations, strategic plans, data and trade secrets respecting the Corporation or its affiliates or subsidiaries or any other confidential information gained in the course of the services provided under this Agreement or otherwise, and not otherwise publicly available or disclosed.

                                    ARTICLE 7
                  NON-COMPETING AND NON-SOLICITATION COVENANTS

7.1 NON-COMPETITION. Notwithstanding termination of this Agreement, whether or not for cause, the Executive shall not engage in any line of business similar to the Business or engage in employment for any person, firm or corporation engaged in the Business in the same or similar line of business within the United States for a period of one (1) year from the time of termination of this agreement, except as specifically approved in writing by the Corporation in advance of such activities.

7.2 NON-SOLICITATION. For a period of three (3) years from the time of termination of this agreement, the Executive shall refrain from interfering with the employment arrangements between the Corporation or any of its affiliates or subsidiaries and their employees and will not in any way solicit, recruit, hire, assist others in recruiting or hiring, or discuss employment with any employees of the Corporation of any of its affiliates or subsidiaries and shall refrain from soliciting, contracting with, making presentations to or otherwise being concerned with the customers of the Corporation or any of its affiliates or subsidiaries.

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

8.1 INDEPENDENT ADVICE. This Agreement was prepared by the Corporation. The Executive has been asked to obtain independent legal advice before signing this Agreement and the Executive represents by signing this Agreement that he has either obtained such advice or waived such advice.

8.2 AMENDMENT AND WAIVER. No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the parties from any provision of this Agreement is effective unless it is in writing and signed by the parties and then the amendment, modification, waiver or consent is effective only in the specific instance and for the specific purpose for which it is given.

8.3 FURTHER ASSURANCES. The Executive and the Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such further acts and documents as shall be reasonably required to accomplish the intention of this Agreement.

8.4 APPLICABLE LAW AND JURISDICTION. This Agreement and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of Delaware and the courts of Delaware shall have exclusive jurisdiction to determine all disputes relating to this Agreement and all of the rights and obligations created hereby. The Executive and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of Delaware.

8.5 PROHIBITIVE PROVISIONS. In the event that any provision or any part of any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by a court, this Agreement shall be construed as not containing such provision or part of such provision and the invalidity of such provision or such part shall not affect the validity of any other provision or the remainder of such provision hereof. All other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

8.6          NOTICE  PROVISIONS.

     (a) Except as otherwise expressly provided herein, all notices shall be in writing and either delivered personally or by registered or certified mail, telegram or telecopier. In the case of the Corporation, notice shall be delivered to the Chairman of the Board of Directors at the Parent's head office. In the case of the Executive, notice shall be delivered to the most current residence address of the Executive on file with the Corporation.

     (b) Any notice which is delivered personally shall be effective when delivered and any notice which delivered by telecopier or telegram shall be effective on the business day following the day of sending;

     (c) Any notice given by telecopier or telegram shall immediately be confirmed by registered or certified mail.

8.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties as to the matters dealt with herein. There are not and shall not be any oral statements, representations, warranties, undertakings or agreements between the parties. This Agreement may not be amended or modified in any respect except in accordance with Section 8.2 herein.

8.8 BINDING EFFECT. This Agreement and all of its provisions shall enure to the benefit of and be binding upon the parties, the successors and assigns of the Corporation and the heirs, executors and personal representatives of the Executive.

8.9 ASSIGNMENT. This Agreement may not be assigned by either party without the prior consent in writing of the other, except that the Corporation may assign this Agreement without such consent to any of its subsidiaries or affiliates provided that it agrees to guarantee such assignee's obligations hereunder.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

FDPO  INSURANCE  (USA),  INC.
------------------------------


Per:     /s/  John  Huguet
         ---------------------
         Authorized  Signatory



SIGNED, SEALED and DELIVERED by     )
DAN KOVATCH in the presence of:     )
                                    )
/s/ Leona M. Odatey                 )
--------------------------------    )
Signature                           )
Leona M. Odatey                     )  /s/ Dan Kovatch
--------------------------------    )   ---------------------------------
Print Name                          )  DAN KOVATCH
8923 So. Sepuloeda Blvd             )
--------------------------------    )
Address                             )
Los Angeles, CA  90045              )
--------------------------------    )
                                    )
Notary Public                       )
--------------------------------    )
Occupation                          )